UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2006

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made.  These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items.  By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger with First Oak Brook Bancshares, Inc. (the “Merger”) might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) further adjustments to the purchase accounting for the Merger that may be required if preliminary estimates of asset and liability fair values and merger expenses are materially different than the actual final numbers; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; (16) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (17) the impact of the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 16, 2006 NASDAQ: MBFI Sandler O’Neill & Partners, L.P. Financial Services Conference

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to MB Financial Inc.’s future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Statements about the expected timing, completion and effects of our proposed merger with First Oak Brook Bancshares, Inc. and all other statements in this report other than historical facts constitute forward-looking statements.Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from our merger with First Oak Brook Bancshares, Inc. might not be realized within the expected time frames, and costs or difficulties related to integration matters might be greater than expected; (2) further adjustments to the purchase accounting for the Merger that may be required if preliminary estimates of asset and liability fair values and merger expenses are materially different than the actual final numbers; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses; (4) competitive pressures among depository institutions; (5) interest rate movements and their impact on customer behavior and net interest margin; (6) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (7) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (8) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (9) our ability to access cost-effective funding; (10) changes in financial markets; (11) changes in economic conditions in general and in the Chicago metropolitan area in particular; (12) the costs, effects and outcomes of litigation; (13) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities; (14) changes in accounting principles, policies or guidelines; (15) our future acquisitions of other depository institutions or lines of business; (16) our deposit growth and deposit mix resulting from our new deposit gathering strategy may be less favorable than expected; and (17) the impact of the guidance recently prepared by the Office of the Comptroller of the Currency regarding concentrations in real estate lending. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Who Are We? Financial profile1: $8.0bn in assets$5.2bn in loans$6.1bn in deposits$65mm in net income2 Full offering of financial services Commercial banking Retail banking Wealth management Expanding, desirable branch network 63 full service branches in Chicagoland Strategically placed to have access to 79% of commercial middle market companies 1 As of or for the nine months ended September 30, 2006. 2 Year-to-date 2006 annualized. Chicago MSA

MB Financial Snapshot (Dollars amounts in millions, except per share data) 1 See “Non-GAAP Disclosure Reconciliations” on page 19. 2 Year-to-date 2006 annualized. 1 2 2 1 YTD20002006ChangeAssets$3,287$7,961+142.2%Loans$2,019$5,151+155.1%Deposits$2,639$6,064+129.8%Net income$26.5$65.4+146.8%Fully diluted EPS$1.01$2.19+116.8%Return on equity9.58%11.81%+2.23%Cash return on tangible equity12.79%17.14%+4.35%Net interest margin - FTE3.75%3.58%-0.17%Efficiency ratio65.29%58.92%-6.37%Non-performing loan ratio0.81%0.41%-0.40%

Commercial Banking Largest business unit Targeting middle-market companies with revenues ranging from $5 to $100mm Credit needs up to $20mm Double digit organic growth every year FOBB merger added depth and $702mm in commercial loans Focused on: Middle-market business financing Treasury management Real estate investor, construction, developer financing Lease banking $744$995$1,108$1,359$1,667$1,978$2,569$763$793$832$882$977$1,132$1,494$1,507$1,788$1,940$2,241$2,644$3,110$4,063$0$500$1,000$1,500$2,000$2,500$3,000$3,500$4,000$4,5002000200120022003200420053Q 2006MillionsCommercial and Industrial (includinglease loans)Commercial Real Estate (includingconstruction real estate)

Credit Quality Excellent, stable, predictable Improving non-performing loan ratios Loans are granular – typical size is $3 to $6 million Extensive due diligence prior to acquisitionsAllowance vs. NPL to Total Loans1.19%1.19%1.35%1.40%1.33%1.32%1.20%0.41%0.81%0.78%0.75%0.88%0.71%0.56%0.00%0.20%0.40%0.60%0.80%1.00%1.20%1.40%1.60%2000200120022003200420053Q2006Allowance to Total LoansNPL to Total Loans Net Charge-offs to Average Loans 0.42% 0.23% 0.22% 0.37% 0.22% 0.33% 0.15% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 2000 2001 2002 2003 2004 2005 2006 Annualized

Retail Banking

- **Deposit services**
  - Excellent branch footprint (63 branches)
  - FOBB merger added expertise and $1.9 billion in deposits
    - Branching expertise
    - Marketing expertise
    - Disciplined pricing strategy
- **Lending services**
  - Scaled back FOBB's indirect auto business
    - Sold $345 million of auto loans in the third quarter
    - Continuing Harley originations
  - Cost efficient lending platform



Millions
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Time
Brokered CDs
Non-Interest Bearing
NOW & MMDA
Savings
$2,639
$1,194
$435
$545
$323
$2,822
$1,306
$474
$583
$336
$3,019
$1,423
$497
$573
$365
$3,432
$1,499
$599
$713
$461
$3,962
$1,664
$272
$674
$817
$535
$4,202
$1,688
$615
$695
$723
$481
$6,064
$2,850
$678
$907
$1,130
$499
2000
2001
2002
2003
2004
2005
3Q 2006



Millions
$1,200
$1,000
$800
$600
$400
$200
-
Indirect
Residential Real Estate
Consumer Loans
Home Equity Lines of Credit
$512
$351
$43
$118
$524
$351
$40
$133
$565
$373
$167
$585
$361
$202
$702
$436
$246
$636
$387
$226
$1,088
$100
$545
$53
$391
2000
2001
2002
2003
2004
2005
3Q 2006

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Wealth Management

Expanding business and capabilities

- Private Banking
  - Staff are deep generalists
- Asset Management and Trust
  - Open architecture
  - Objective advice
  - Superior returns
- Vision Investment Services
  - Brokerage services through MB and other banks
  - Works closely with MB Retail Banking
  - Capital Markets expertise
- Opportunities
  - Growth within MB's customer base
  - Continue transition from custody assets to managed assets
  - FOBB merger added depth and $1.2bn in assets under management



$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
Billions
Asset Management and Trust Assets Under Management
Brokerage Assets Under Management
$1.1
$1.0
$0.9
$1.4
$0.7
$1.5
$0.8
$1.6
$0.9
$2.9
$1.0
2000
2001
2002
2003
2004
2005
3Q 2006

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Chicago’s Attractive Market Opportunity Total # banks/thrifts 266 51 40 161 131 58 83 138 58 54 Avg. deposits per bank/thrift ($mm) 904 1,453 1,536 354 365 694 446 226 505 445 # banks/thrifts > 1% share 17 10 14 8 16 18 13 20 13 15 Source: SNL DataSource. Deposit data for Midwestern MSAs as of June 30, 2006. The Opportunity The $106bn in deposits held by banking institutions outside the top 10 is larger than all other Midwestern MSAs in their entirety $261bn$87bn$58bn$50bn$39bn$41bn$35bn$25bn19.1% 13.5% 41.4% 18.1% 23.8% 36.9% 26.1% 11.3% 10.6% 40.7% 51.6% 61.4% 28.5% 60.2% 56.1% 37.9% 61.1% 59.7% 60.6% 39.3% $65bn$29bnChicagoDetroitClevelandMinneapolisSt. LouisMilwaukeeCincinnatiKansas CityColumbusIndianapolisTop 34-56-10> 10

Deposit Market Share for Chicago MSA

2006 Rank	Institution (ST)	Number of Branches	Total Deposits in Market ($000)	Total Market Share (%)
1	JPMorgan Chase & Co. (NY)	347	40,082,127	15.4
2	LaSalle Bank Corporation (IL)	142	36,964,783	14.2
3	BMO Financial Group	203	25,583,773	9.8
4	Fifth Third Bancorp (OH)	137	8,464,094	3.2
5	Royal Bank of Scotland Group plc	142	8,323,741	3.2
6	Corus Bankshares, Inc. (IL)	14	8,320,397	3.2
7	Northern Trust Corporation (IL)	18	7,296,736	2.8
8	Wintrust Financial Corporation (IL)	68	7,206,254	2.8
9	Citigroup Inc. (NY)	58	6,734,590	2.6
10	MB Financial, Inc. (IL)	62	5,938,464	2.3
11	MAF Bancorp, Inc. (IL)	58	5,700,470	2.2
12	First Midwest Bancorp, Inc. (IL)	89	5,636,174	2.2
13	National City Corporation (OH)	68	4,917,452	1.9
14	Bank of America Corporation (NC)	46	4,744,656	1.8
15	TCF Financial Corporation (MN)	216	2,997,126	1.2
	Total For Institutions In Market	3,193	261,142,257	

Source: SNL DataSource. Data as of June 30, 2006. Includes pending acquisitions through November 7, 2006.

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Consistent Financial Performance



Net Income
NIM**
Fed Funds
Net Income ($mm)
NIM / Fed Funds
$80
$70
$60
$50
$40
$30
$20
$10
$0
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$27.0
$31.5
$46.4
$53.4
$64.4
$66.4
$65.4
3.75%
3.73%
4.03%
3.80%
3.79%
3.74%
3.58%
2000
2001*
2002
2003
2004
2005
2006 Annualized

	2000	2001*	2002	2003	2004	2005	2006 Annualized
ROACE	10.1%	10.3%	14.4%	14.5%	14.5%	13.2%	11.8%
Cash ROATCE	12.8	12.9	16.8	18.4	19.5	18.2	17.1
Efficiency Ratio	64.8	60.7	52.8	55.7	53.4	55.1	58.9
NCOs / Avg. Loans	0.15	0.42	0.33	0.37	0.23	0.22	0.22

* Excludes merger charge.
**See "Non-GAAP Disclosure Reconciliations" on page 19.

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Historical Credit Spreads Credit spreads continue to be tight Impacting net interest margins * Bloomberg Industrial Composite one year rates to twelve month Libor. ONE YEAR SPREADS*-1%0%1%2%3%4%5%6%7%10-9610-9710-9810-9910-0010-0110-0210-0310-0410-0510-06A to LIBORBBB to LIBORBB to LIBOR

M&A Highlights 1990-2000 2001 2002 2003 2004 10 Acquisitions ($1.9bn assets) April – FSL Holdings ($222mm assets) November – MOE of MidCity and MB Financial April – Lincolnwood ($228mm assets) August – LaSalle Leasing ($92mm assets) Feb – South Holland ($560mm assets) May – Divest Abrams Centre ($98mm assets) May – First Security Fed ($567mm assets) Disciplined Pricing Attractive Financial Results FSL Holdings 21.7x 9.7x 1.2x 4.3% Lincolnwood 14.4 9.7 1.6 6.9 LaSalle Leasing 10.0 6.3 1.3 N/A South Holland 18.1 10.3 1.2 4.4 First Security Fed 16.8 9.8 1.7 18.8 First Oak Brook 30.4 12.6 2.8 15.8 27% 3.5% 27 4.522 3.4 22 3.5 21 3.5 15 2.2 IRR EPS Accretion* P/E Adjusted is computed as (price – excess equity) / (pre-acquisition core earnings + after-tax cost savings in year one – after tax earnings on excess equity). The impact of purchase accounting accretion is included in the First Oak Brook adjusted P/E. ** Deposits exclude public fund certificates of deposit. Stated Adjusted* P/B Prem/Dep P/E1st Year2006 August – First Oak Brook ($2,362mm assets)

Compelling Strategic Combination +++MB Financial First Oak Brook Combined Asset generation capability 17% annual commercial loan growth* Top 10 deposit market share in Cook County Leasing, broker / dealer and wealth management businesses Deposit gathering expertise 12%+ annual core deposit growth* Top 5 deposit market share in DuPage County Treasury and wealth management and merchant processing businesses Strong earning asset growth supported by low cost core deposit funding Top 10 Chicago MSA deposit market share Enhanced scale and breadth in fee income Unique and valuable Chicago banking franchise * Based on the 12/31/03 – 6/30/06 CAGR.

Potential Growth Opportunities First Oak Brook’s liquidity to fund commercial loan growth Increased funding at lower costs Reduced use of higher cost wholesale funding Improve mix/profitability of First Oak Brook’s loan portfolio $345mm in indirect loans were sold in the third quarter Redeploy securities portfolio into higher yielding loans$335mm in securities (majority callable) were sold in the third quarter Cost savings previously communicated ($12.6mm) are likely to be exceeded

Key Investment Considerations Build Chicago market share Strategy Implementation Continue to build Commercial market share Continue to build deposit market share Opportunistic acquisitions Selective de novo expansion Diversify revenue and profit streams Enhance financial performance Continue to build wealth management profitability Opportunistic acquisitions Enhance Leasing and Brokerage contribution Redeploy FOBB assets into higher yielding commercial loans Grow core deposits and loans Maintain credit quality Maintain net interest margin Improve efficiency 13% EPS growth 17% average cash ROATCE 3.77% average NIM 28bps average charge-off ratio Results since 2000

MBFI Share Price Performance – Since MOE (11/7/01)


260%
240%
220%
200%
180%
160%
140%
120%
100%
80%
MBFI
Midwest Bank Index
+103%
+38%
Nov-01
Mar-02
Jul-02
Nov-02
Mar-03
Jul-03
Nov-03
Mar-04
Jul-04
Nov-04
Mar-05
Jul-05
Nov-05
Mar-06
Jul-06
Nov-06

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Non-GAAP Disclosure Reconciliations These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Such measures include cash return on tangible equity and net interest margin on a fully tax equivalent basis. Cash return on tangible equity is determined by dividing cash earnings by average tangible stockholders’ equity. The most directly comparable GAAP measure, return on equity, is determined by dividing net income by average stockholders’ equity. Cash earnings excludes from net income the effect of amortization expense for intangible assets other than goodwill (which is not amortized but tested for impairment annually), and average tangible stockholders’ equity excludes from average stockholders’ equity acquisition-related goodwill and other intangible assets, net of tax benefit. We believe that the presentation of cash return on tangible equity is helpful in understanding our financial results, as it provides a method to assess our success in utilizing our tangible capital. Net interest margin on a fully tax equivalent basis is determined by dividing net interest income on a fully tax equivalent basis by average interest-earning assets. The most directly comparable GAAP measure, net interest margin, is determined by dividing net interest income by average interest-earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. We believe that it is a standard practice in the banking industry to present net interest margin on a fully tax equivalent basis, and accordingly believe that providing this measure may be useful for peer comparison purposes. The following tables reconcile cash earnings to net income, average tangible stockholders’ equity to average stockholders’ equity and net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: (dollars in thousands)

Non-GAAP Disclosure Reconciliations Nine Months2000200120022003200420052006Net income, as reported26,548$ 29,951$ 45,829$ 52,567$ 63,128$ 64,754$ 49,026$ Plus: Intangible amortization, net of tax benefit3,0223,212631754660645649Cash earnings29,570$ 33,163$ 46,460$ 53,321$ 63,788$ 65,399$ 49,675$ Average stockholders' equity263,917$ 290,120$319,376$362,151$ 435,419$ 492,513$ 554,856$ Less: Goodwill27,63430,43940,77367,391101,314123,879157,904Less: Other intangible assets, net of tax benefit5,0492,0821,9144,6927,4538,4969,471Average tangible stockholders' equity231,234$ 257,599$276,689$290,068$ 326,652$ 360,138$ 387,482$ Cash Return on Tangible Equity - Annualized12.79%12.87%16.79%18.38%19.53%18.16%17.14%Nine Months2000200120022003200420052006Net interest margin3.66%3.65%3.97%3.72%3.69%3.63%3.47%Plus: Tax equivalent effect0.09%0.08%0.06%0.08%0.10%0.11%0.11%Net interest margin, fully tax equivalent - Annualized3.75%3.73%4.03%3.80%3.79%3.74%3.58%

Mitchell Feiger, President and Chief Executive Officer Jill E. York, Vice President and Chief Financial Officer November 16, 2006 NASDAQ: MBFI Sandler O’Neill & Partners, L.P. Financial Services Conference

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the16th day of November, 2006.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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